Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Analysis of income and expense [abstract]
Net gain arising on financial assets designated as FVTPL	$ 6,352	$ 7,547	$ 7,947
Interest income	3,702	3,840	2,556
Dividend income			32
Others, net	2,410	2,988	4,059
Total	$ 12,464	$ 14,375	$ 14,594